                               EXHIBIT 10.4

                          AMENDED AND REAFFIRMED
                        DEFERRED COMPENSATION PLAN

     This Agreement made this 23rd day of August, A.D. 1991, by and between SHORELINE FINANCIAL CORPORATION, a Michigan Corporation, of 823 Riverview Drive, Benton Harbor, Michigan 49022, hereinafter referred to as
"Corporation", and RONALD L. ZILE, of 77329 Pinewood Lane, South Haven, Michigan 49090, hereinafter referred to as "Employee".

     WITNESSETH, That:

     WHEREAS, The Employee is a key senior administrative officer of the Corporation and a participant in a deferred compensation program adopted by the Board of Directors of Citizens Trust & Savings Bank, a wholly owned subsidiary of Corporation.

     WHEREAS, the Corporation wishes to consolidate at the Corporate level the Deferred Compensation Agreements of its senior administrative officers, amend certain provisions thereof, and to ratify said arrangements as currently exist pursuant to action of said Board of Directors taken August 16th, 1983.

     Now, therefore, in consideration of the promises and covenants herein contained, Corporation and Employee hereby executed this Amended and Reaffirmed Deferred Compensation Agreement to be effective as of August 16th, 1983, and the date of this Agreement as follows:

     1. CONTINUATION OF EMPLOYMENT. The Employee shall remain an employee of the Corporation until the age of sixty (60) years or the date of his retirement as mutually agreed between the Employee and the Corporation as to continued service and subject to the policies of the Corporation. Until such time as specified above, the Employee shall continue to devote his time and attention to the service of the Corporation, at the rate of compensation as established pursuant to the Compensation Committee of the Corporation, from time to time. Any change in the compensation shall not be deemed a violation or waiver of any of the provisions of this Agreement.

     The Employee has entered into an agreement contract under which he may be entitled to certain benefits or severance payments. It is not the intent of this Agreement to cancel or amend such employment contract and payments may be made under both contracts simultaneously depending on the circumstances.

     Nothing contained in this Agreement shall be deemed to give the Employee any right to be retained by the Corporation as an Employee.

     2. PAYMENT UPON RETIREMENT. The benefits, based on Employee's participation in the Plan as originally adopted by the Board of Directors of Citizens Trust & Savings Bank, on August 16th, 1983, shall be paid as Deferred Compensation as follows:

     (a) The Compensation Committee hereby accepts the insured participation plan previously approved and accepted by the Board of Directors of Citizens Trust & Savings Bank on August 16th, 1983, for the Employee which provides for fixed compensation to the Employee for a fixed period of years. In the event the Employee retires from the Corporation pursuant to the policies of the Corporation related to retirement at or after age sixty (60), the Employee shall have fully accrued deferred compensation credit. At the election of the Employee; but in no event later than six (6) months from the date of retirement, the Corporation shall pay to the Employee the sum of Two Hundred Fifty Thousand and No/100s ($250,000.00) Dollars, in equally monthly installments of Two Thousand Eighty-three and 33/100s ($2,083.33) Dollars, payable on the first business day of each month for a period not to exceed one hundred twenty (120) months from date of commencement. If Employee so retires, but dies before receiving one hundred twenty (120) monthly payments, the Corporation shall continue to make such monthly payments to the beneficiary designated in Paragraph 5 herein, until the total payments made to Employee or his beneficiary equal Two Hundred Fifty Thousand and No/100s ($250,000.00) Dollars.

     (b) If the Employee's employment hereunder is terminated for any reason other than death, but before the Employee shall have attained the age of sixty (60) years, then the amount in the Deferred Compensation Program shall continue to be invested as the Compensation Committee shall so direct in its sole discretion, and no payments shall be made until the Employee shall have attained the age of sixty
     (60), at which time payments shall be made in the manner and to the same extent as herein set forth above. Notwithstanding the foregoing, or if prior to attaining said age, the Employee should die, then payments shall be made in the manner and to the same extent as set forth in paragraph (a) above.

     3. PAYMENT UPON DISABILITY. If the Employee's employment is terminated because of disability before he has obtained the age of sixty
(60), and while he is serving in the employment of the Corporation, then the Board may make monthly or annual payments of substantially equal amounts to the Employee (in the event of his disability) in the same manner and to the same extent as provided in paragraph (a) above; provided, however, said benefits shall be actuarially reduced for a sum equivalent to the benefit if received at age sixty (60) and shall be payable only for a period of one hundred twenty (120) months from the date of commencement.

     4. PAYMENT UPON DEATH. If such Employee should die before receiving any of the deferred compensation or before receiving the entire amount of the deferred compensation payments set forth in paragraph 2, then the entire balance of such deferred compensation shall be paid to the designated beneficiary pursuant to paragraph 2.

     If at the date of death of the Employee, none of the payments have been made and the designated beneficiary is deceased, then such amount shall be paid to the estate of such Employee or as designated in a power of appointment in the Last Will of the Employee or under a separate power of appointment.

     If the named beneficiary has become entitled to the monthly payments and such named beneficiary should die before receiving the entire balance of such payments, then the entire balance shall be paid to the estate of such beneficiary or as designated in a power of appointment in such beneficiary's Will or by separate exercise of such power of appointment.

     5. BENEFICIARY. Payments of the monthly sums herein provided in paragraphs 2, 3, and 4, shall be made to the Employee, if living, and otherwise to GRACE W. ZILE, if living; otherwise as specified in paragraph
4. The beneficiary named herein may be changed at any time by the Employee, with the agreement of the Corporation, by written amendment.

     6. "TOTAL DISABILITY" DEFINED. For purposes of this Agreement, "total disability" shall be deemed to have occurred if the Compensation Committee shall find on the basis of medical evidence satisfactory to it that the Employee is so totally mentally or physically disabled as to be unable to engage in further employment by the Corporation and that such disability shall be permanent and continuous during the remainder of his life.

     7. ACCELERATION OF PAYMENTS. The Employee may request and the Corporation may grant an acceleration of the payments or any of the sums specified in paragraphs 2, 3 and 4 above; provided, however, the benefits shall be actuarially reduced based on employee's age at the date benefits are to begin to a sum equivalent to the benefit amount if received at age sixty (60).

     8. RESTRICTIVE COVENANT. Employee expressly agrees, as a condition to the performance by the Corporation of its obligations hereunder, that during the term of this Agreement and during the period for which monthly payments are to be made, the Employee will not, directly or indirectly, render any service of an advisory nature or otherwise, to, or become employed by, or participate or engage in, any business competitive with the business of the Corporation, without the prior written consent of the Corporation.

     9. PROHIBITION OF ASSIGNMENT. Except as otherwise provided in this Agreement, the Employee agrees on behalf of himself, his heirs, executors and assigns, and any other person claiming benefits under him by virtue of this Agreement, that this Agreement, the rights, interest and benefits hereunder, shall not be assigned, transferred, pledged or hypothecated in any way by Employee or other person claiming under him by virtue of this Agreement and shall not be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge or hypothecation or other disposition of this Agreement or of such rights, interests and benefits contrary to the foregoing provision, or the levy or any attachment or similar process thereupon, shall be null and void and without effect.

     10. EMPLOYMENT RIGHTS. This Agreement creates no right in the Employee to continue in the Corporation's employ for any specific length of time nor does it create any other rights in the Employee or obligations on the part of the Corporation except those set forth in this Agreement.

     11. RELEASE. Employee acknowledges that this Amended and Reaffirmed Deferred Compensation Agreement is the sole and only Agreement between Employee and Corporation, whether written or oral, concerning Deferred Compensation and stands instead, substitution and place of any said Agreements, either written or oral, with the subsidiaries of the Corporation, excluding valid written employment contracts, pension or profit sharing plans.

     12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successor of the Corporation under the terms of this Agreement. As used in this Agreement, the term "successor" shall include any person, firm, corporation, or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Corporation. It shall also be binding upon the beneficiaries, heirs, executors and administrators of the Employee.

     13. CONSTRUCTION. This Agreement shall be construed by and under the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its corporate name by its corporate officers, duly authorized, and the Employee has set his hand and seal, as of the day and year above written.

                              SHORELINE FINANCIAL CORPORATION, a
                              Michigan Corporation, "Corporation"


                              By: /s/ James F. Murphy
                              Its: Chairman of The Board



                              /s/ Ronald L. Zile
                              Ronald L. Zile, "Employee"

                          AMENDED AND REAFFIRMED
                        DEFERRED COMPENSATION PLAN

     This Agreement made this 23rd day of August, A.D. 1991, by and between SHORELINE FINANCIAL CORPORATION, a Michigan Corporation, of 823 Riverview Drive, Benton Harbor, Michigan 49022, hereinafter referred to as
"Corporation", and DAN L. SMITH, of 12157 North Red Bud Trail, Buchanan, Michigan 49107, hereinafter referred to as "Employee".

     WITNESSETH, That:

     WHEREAS, The Employee is a key senior administrative officer of the Corporation and a participant in a deferred compensation program adopted by the Board of Directors of Inter-City Bank, a wholly owned subsidiary of Corporation.

     WHEREAS, the Corporation wishes to consolidate at the Corporate level the Deferred Compensation Agreements of its senior administrative officers, amend certain provisions thereof, and to ratify said arrangements as currently exist pursuant to action of said Board of Directors taken June 16, 1983 and amended May 20th, 1986.

     Now, therefore, in consideration of the promises and covenants herein contained, Corporation and Employee hereby executed this Amended and Reaffirmed Deferred Compensation Agreement to be effective as of June 16th, 1983, and the date of this Agreement as follows:

     1. CONTINUATION OF EMPLOYMENT. The Employee shall remain an employee of the Corporation until the age of sixty (60) years or the date of his retirement as mutually agreed between the Employee and the Corporation as to continued service and subject to the policies of the Corporation. Until such time as specified above, the Employee shall continue to devote his time and attention to the service of the Corporation, at the rate of compensation as established pursuant to the Compensation Committee of the Corporation, from time to time. Any change in the compensation shall not be deemed a violation or waiver of any of the provisions of this Agreement.

     The Employee has entered into an agreement contract under which he may be entitled to certain benefits or severance payments. It is not the intent of this Agreement to cancel or amend such employment contract and payments may be made under both contracts simultaneously depending on the circumstances.

     Nothing contained in this Agreement shall be deemed to give the Employee any right to be retained by the Corporation as an Employee.

     2. PAYMENT UPON RETIREMENT. The benefits, based on Employee's participation in the Plan as originally adopted by the Board of Directors of Inner-City Bank on June 16th, 1983, shall be paid as Deferred
Compensation as follows:

     (a) The Compensation Committee hereby accepts the insured participation plan previously approved and accepted by the Board of Directors of Inter-City Bank on June 16th, 1983 and amended May 20th, 1986, for the Employee which provides for fixed compensation to the Employee for a fixed period of years. In the event the Employee retires from the Corporation pursuant to the policies of the Corporation related to retirement at or after age sixty (60), the Employee shall have fully accrued deferred compensation credit. At the election of the Employee; but in no event later than six (6) months from the date of retirement, the Corporation shall pay to the Employee the sum of Two Hundred Fifty Thousand ($250,000.00) Dollars, in equally monthly installments of Two Thousand Eighty Three and Thirty Three Cents ($2,083.33) Dollars, payable on the first business day of each month for a period not to exceed one hundred twenty (120) months from date of commencement. If Employee so retires, but dies before receiving one hundred twenty (120) monthly payments, the Corporation shall continue to make such monthly payments to the beneficiary designated in Paragraph 5 herein, until the total payments made to Employee or his beneficiary equal Two Hundred Fifty Thousand ($250,000.00) Dollars.

     (b) If the Employee's employment hereunder is terminated for any reason other than death, but before the Employee shall have attained the age of sixty (60) years, then the amount in the Deferred Compensation Program shall continue to be invested as the Compensation Committee shall so direct in its sole discretion, and no payments shall be made until the Employee shall have attained the age of sixty (60), at which time payments shall be made in the manner and to the same extent as herein set forth above. Notwithstanding the foregoing, or if prior to attaining said age, the Employee should die, then payments shall be made in the manner and to the same extent as set forth in paragraph (a) above.

     3. PAYMENT UPON DISABILITY. If the Employee's employment is terminated because of disability before he has obtained the age of sixty
(60), and while he is serving in the employment of the Corporation, then the Board may make monthly or annual payments of substantially equal amounts to the Employee (in the event of his disability) in the same manner and to the same extent as provided in paragraph (a) above; provided, however, said benefits shall be actuarially reduced for a sum equivalent to the benefit if received at age sixty (60) and shall be payable only for a period of one hundred twenty (120) months from the date of commencement.

     4. PAYMENT UPON DEATH. If such Employee should die before receiving any of the deferred compensation or before receiving the entire amount of the deferred compensation payments set forth in paragraph 2, then the entire balance of such deferred compensation shall be paid to the designated beneficiary pursuant to paragraph 2.

     If at the date of death of the Employee, none of the payments have been made and the designated beneficiary is deceased, then such amount shall be paid to the estate of such Employee or as designated in a power of appointment in the Last Will of the Employee or under a separate power of appointment.

     If the named beneficiary has become entitled to the monthly payments and such named beneficiary should die before receiving the entire balance of such payments, then the entire balance shall be paid to the estate of such beneficiary or as designated in a power of appointment in such beneficiary's Will or by separate exercise of such power of appointment.

     5. BENEFICIARY. Payments of the monthly sums herein provided in paragraphs 2, 3, and 4, shall be made to the Employee, if living, and otherwise to PATRICIA JEAN SMITH, if living; otherwise as specified in paragraph 4. The beneficiary named herein may be changed at any time by the Employee, with the agreement of the Corporation, by written amendment.

     6. "TOTAL DISABILITY" DEFINED. For purposes of this Agreement, "total disability" shall be deemed to have occurred if the Compensation Committee shall find on the basis of medical evidence satisfactory to it that the Employee is so totally mentally or physically disabled as to be unable to engage in further employment by the Corporation and that such disability shall be permanent and continuous during the remainder of his life.

     7. ACCELERATION OF PAYMENTS. The Employee may request and the Corporation may grant an acceleration of the payments or any of the sums specified in paragraphs 2, 3 and 4 above; provided, however, the benefits shall be actuarially reduced based on employee's age at the date benefits are to begin to a sum equivalent to the benefit amount if received at age sixty (60).

     8. RESTRICTIVE COVENANT. Employee expressly agrees, as a condition to the performance by the Corporation of its obligations hereunder, that during the term of this Agreement and during the period for which monthly payments are to be made, the Employee will not, directly or indirectly, render any service of an advisory nature or otherwise, to, or become employed by, or participate or engage in, any business competitive with the business of the Corporation, without the prior written consent of the Corporation.

     9. PROHIBITION OF ASSIGNMENT. Except as otherwise provided in this Agreement, the Employee agrees on behalf of himself, his heirs, executors and assigns, and any other person claiming benefits under him by virtue of this Agreement, that this Agreement, the rights, interest and benefits hereunder, shall not be assigned, transferred, pledged or hypothecated in any way by Employee or other person claiming under him by virtue of this

 Agreement and shall not be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge or hypothecation or other disposition of this Agreement or of such rights, interests and benefits contrary to the foregoing provision, or the levy or any attachment or similar process thereupon, shall be null and void and without effect.

     10. EMPLOYMENT RIGHTS. This Agreement creates no right in the Employee to continue in the Corporation's employ for any specific length of time nor does it create any other rights in the Employee or obligations on the part of the Corporation except those set forth in this Agreement.

     11. RELEASE. Employee acknowledges that this Amended and Reaffirmed Deferred Compensation Agreement is the sole and only Agreement between Employee and Corporation, whether written or oral, concerning Deferred Compensation and stands instead, substitution and place of any said Agreements, either written or oral, with the subsidiaries of the Corporation, excluding valid written employment contracts, pension or profit sharing plans.

     12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successor of the Corporation under the terms of this Agreement. As used in this Agreement, the term "successor" shall include any person, firm, corporation, or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Corporation. It shall also be binding upon the beneficiaries, heirs, executors and administrators of the Employee.

     13. CONSTRUCTION. This Agreement shall be construed by and under the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its corporate name by its corporate officers, duly authorized, and the Employee has set his hand and seal, as of the day and year above written.

                              SHORELINE FINANCIAL CORPORATION, a
                              Michigan Corporation, "Corporation"


                              By: /s/ James F. Murphy
                              Its: Chairman of the Board



                              /s/ Dan L. Smith
                              Dan L. Smith, "Employee"

                          AMENDED AND REAFFIRMED
                        DEFERRED COMPENSATION PLAN

     This Agreement made this 23rd day of August, A.D. 1991, by and between SHORELINE FINANCIAL CORPORATION, a Michigan Corporation, of 823 Riverview Drive, Benton Harbor, Michigan 49022, hereinafter referred to as
"Corporation", and JAMES F. MURPHY, of 1557 North Bonny Bruce Drive, Stevensville, Michigan 49127, hereinafter referred to as "Employee".

     WITNESSETH, That:

     WHEREAS, The Employee is a key senior administrative officer of the Corporation and a participant in a deferred compensation program adopted by the Board of Directors of Inter-City Bank, a wholly owned subsidiary of Corporation.

     WHEREAS, the Corporation wishes to consolidate at the Corporate level the Deferred Compensation Agreements of its senior administrative officers, amend certain provisions thereof, and to ratify said arrangements as currently exist pursuant to action of said Board of Directors taken June 16th, 1983 and amended May 20th, 1986.

     Now, therefore, in consideration of the promises and covenants herein contained, Corporation and Employee hereby executed this Amended and Reaffirmed Deferred Compensation Agreement to be effective as of June 16th, 1983, and the date of this Agreement as follows:

     1. CONTINUATION OF EMPLOYMENT. The Employee shall remain an employee of the Corporation until the age of sixty (60) years or the date of his retirement as mutually agreed between the Employee and the Corporation as to continued service and subject to the policies of the Corporation. Until such time as specified above, the Employee shall continue to devote his time and attention to the service of the Corporation, at the rate of compensation as established pursuant to the Compensation Committee of the Corporation, from time to time. Any change in the compensation shall not be deemed a violation or waiver of any of the provisions of this Agreement.

     The Employee has entered into an agreement contract under which he may be entitled to certain benefits or severance payments. It is not the intent of this Agreement to cancel or amend such employment contract and payments may be made under both contracts simultaneously depending on the circumstances.

     Nothing contained in this Agreement shall be deemed to give the Employee any right to be retained by the Corporation as an Employee.

     2. PAYMENT UPON RETIREMENT. The benefits, based on Employee's participation in the Plan as originally adopted by the Board of Directors of Inter-City Bank on June 16, 1983, shall be paid as Deferred Compensation as follows:

     (a) The Compensation Committee hereby accepts the insured participation plan previously approved and accepted by the Board of Directors of Inter-City Bank on June 16, 1983, and amended May 20th, 1986, for the Employee which provides for fixed compensation to the Employee for a fixed period of years. In the event the Employee retires from the Corporation pursuant to the policies of the Corporation related to retirement at or after age sixty (60), the Employee shall have fully accrued deferred compensation credit. At the election of the Employee; but in no event later than six (6) months from the date of retirement, the Corporation shall pay to the Employee the sum of Two Hundred and Fifty Thousand and No/100s ($250,000.00) Dollars, in equally monthly installments of Two Thousand and Eighty Three and thirty three cents ($2,083.33) Dollars, payable on the first business day of each month for a period not to exceed one hundred twenty (120) months from date of commencement. If Employee so retires, but dies before receiving one hundred twenty (120) monthly payments, the Corporation shall continue to make such monthly payments to the beneficiary designated in Paragraph 5 herein, until the total payments made to Employee or his beneficiary equal Two Hundred and Fifty Thousand and No/100s ($250,000.00) Dollars.

     (b) If the Employee's employment hereunder is terminated for any reason other than death, but before the Employee shall have attained the age of sixty (60) years, then the amount in the Deferred Compensation Program shall continue to be invested as the Compensation Committee shall so direct in its sole discretion, and no payments shall be made until the Employee shall have attained the age of sixty (60), at which time payments shall be made in the manner and to the same extent as herein set forth above. Notwithstanding the foregoing, or if prior to attaining said age, the Employee should die, then payments shall be made in the manner and to the same extent as set forth in paragraph (a) above.

     3. PAYMENT UPON DISABILITY. If the Employee's employment is terminated because of disability before he has obtained the age of sixty
(60), and while he is serving in the employment of the Corporation, then the Board may make monthly or annual payments of substantially equal amounts to the Employee (in the event of his disability) in the same manner and to the same extent as provided in paragraph (a) above; provided, however, said benefits shall be actuarially reduced for a sum equivalent to the benefit if received at age sixty (60) and shall be payable only for a period of one hundred twenty (120) months from the date of commencement.

     4. PAYMENT UPON DEATH. If such Employee should die before receiving any of the deferred compensation or before receiving the entire amount of the deferred compensation payments set forth in paragraph 2, then the entire balance of such deferred compensation shall be paid to the designated beneficiary pursuant to paragraph 2.

     If at the date of death of the Employee, none of the payments have been made and the designated beneficiary is deceased, then such amount shall be paid to the estate of such Employee or as designated in a power of appointment in the Last Will of the Employee or under a separate power of appointment.

     If the named beneficiary has become entitled to the monthly payments and such named beneficiary should die before receiving the entire balance of such payments, then the entire balance shall be paid to the estate of such beneficiary or as designated in a power of appointment in such beneficiary's Will or by separate exercise of such power of appointment.

     5. BENEFICIARY. Payments of the monthly sums herein provided in paragraphs 2, 3, and 4, shall be made to the Employee, if living, and otherwise to FRANCES J. MURPHY, if living; otherwise as specified in paragraph 4. The beneficiary named herein may be changed at any time by the Employee, with the agreement of the Corporation, by written amendment.

     6. "TOTAL DISABILITY" DEFINED. For purposes of this Agreement, "total disability" shall be deemed to have occurred if the Compensation Committee shall find on the basis of medical evidence satisfactory to it that the Employee is so totally mentally or physically disabled as to be unable to engage in further employment by the Corporation and that such disability shall be permanent and continuous during the remainder of his life.

     7. ACCELERATION OF PAYMENTS. The Employee may request and the Corporation may grant an acceleration of the payments or any of the sums specified in paragraphs 2, 3 and 4 above; provided, however, the benefits shall be actuarially reduced based on employee's age at the date benefits are to begin to a sum equivalent to the benefit amount if received at age sixty (60).

     8. RESTRICTIVE COVENANT. Employee expressly agrees, as a condition to the performance by the Corporation of its obligations hereunder, that during the term of this Agreement and during the period for which monthly payments are to be made, the Employee will not, directly or indirectly, render any service of an advisory nature or otherwise, to, or become employed by, or participate or engage in, any business competitive with the business of the Corporation, without the prior written consent of the Corporation.

     9. PROHIBITION OF ASSIGNMENT. Except as otherwise provided in this Agreement, the Employee agrees on behalf of himself, his heirs, executors and assigns, and any other person claiming benefits under him by virtue of this Agreement, that this Agreement, the rights, interest and benefits hereunder, shall not be assigned, transferred, pledged or hypothecated in any way by Employee or other person claiming under him by virtue of this

Agreement and shall not be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge or hypothecation or other disposition of this Agreement or of such rights, interests and benefits contrary to the foregoing provision, or the levy or any attachment or similar process thereupon, shall be null and void and without effect.

     10. EMPLOYMENT RIGHTS. This Agreement creates no right in the Employee to continue in the Corporation's employ for any specific length of time nor does it create any other rights in the Employee or obligations on the part of the Corporation except those set forth in this Agreement.

     11. RELEASE. Employee acknowledges that this Amended and Reaffirmed Deferred Compensation Agreement is the sole and only Agreement between Employee and Corporation, whether written or oral, concerning Deferred Compensation and stands instead, substitution and place of any said Agreements, either written or oral, with the subsidiaries of the Corporation, excluding valid written employment contracts, pension or profit sharing plans.

     12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successor of the Corporation under the terms of this Agreement. As used in this Agreement, the term "successor" shall include any person, firm, corporation, or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Corporation. It shall also be binding upon the beneficiaries, heirs, executors and administrators of the Employee.

     13. CONSTRUCTION. This Agreement shall be construed by and under the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its corporate name by its corporate officers, duly authorized, and the Employee has set his hand and seal, as of the day and year above written.

                              SHORELINE FINANCIAL CORPORATION, a
                              Michigan Corporation, "Corporation"


                              By: /s/ James F. Murphy
                              Its: Chairman of the Board



                              /s/ James F. Murphy
                              James F. Murphy, "Employee"